  SUPPLEMENT DATED MAY 1, 2026
To the
PROSPECTUS DATED MAY 1, 2002

ML Legacy Power

Issued through
Merrill Lynch Variable Life Separate Account
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus.

INVESTMENT OPTIONS

To view investment options and other product documents, please go to following website: http://dfinview.com/Transamerica/TAHD/57799P919?site=VAVUL

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This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request.

For additional information, you may contact us at the Service Center at (800) 354-5333, or write to:  Transamerica Service Center at P.O. Box 19100, Greenville, SC 29602-9100.

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This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.